EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 18, 2011 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement supersedes and replaces information contained in the Supplement dated August 12, 2011 to the Prospectus dated May 1, 2011, as supplemented, of EQ Advisors Trust (the “Trust”) regarding certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about changes to the administrative services fee payable by certain Portfolios of the Trust and information regarding litigation involving AXA Equitable Funds Management Group, LLC (the “Manager”) and its parent, AXA Equitable Life Insurance Company (“AXA Equitable”).

The fifth paragraph in the section “More Information on Fees and Expenses” is changed as follows:

Effective September 1, 2011, each of the EQ/Franklin Core Balanced, the EQ/Mutual Large Cap Equity, the EQ/AXA Franklin Small Cap Value Core, the EQ/Templeton Global Equity, the EQ/Global Multi-Sector Equity and PLUS Portfolios pays FMG LLC an annual fee of $32,500, plus its proportionate share of an asset-based administration fee for these Portfolios, which is equal to an annual rate of 0.15% of the first $20 billion of the Portfolios’ aggregate average daily net assets, 0.125% of the next $5 billion of the Portfolios’ aggregate average daily net assets, and 0.10% on the Portfolios’ aggregate average daily net assets thereafter, and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style). In addition, each of the All Asset Allocation, the EQ/Franklin Templeton Allocation and the Strategic Allocation Portfolios pays FMG LLC an asset-based administration fee of 0.15% on the first $15 billion of the Portfolio’s average daily net assets; 0.125% on the next $5 billion of the Portfolio’s average daily net assets; and 0.10% on the Portfolio’s average daily net assets thereafter, plus $32,500. Each AXA Tactical Manager Portfolio and EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for these Portfolios which is equal to an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the AXA Tactical Manager Portfolios, 0.125% on the next $5 billion of the aggregate average daily net assets of the AXA Tactical Manager Portfolios; and 0.100% on the aggregate average daily net assets thereafter, plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (as described above).

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The section “Management of the Trust” is revised to include the following additional information:

Legal Proceedings Relating to the Manager

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC. The lawsuit was filed derivatively on behalf of eight funds: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Intermediate Government Bond Index; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; and EQ/GAMCO Small Company Value Portfolio (collectively, the “Portfolios”). The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for alleged excessive fees paid to AXA Equitable and the Manager for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid.

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